Exhibit 99.4

2005 Investor Conference May 26, 2005

New Business Development Consumer Packaged Goods

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

Consumer Package Goods New Development

Objective: Provide incremental sales opportunities for CMS

CPG Channel Expansion

More transactions

New categories/manufacturers

CPG

New Product Development

New buckets of marketing money

New functional areas

New manufacturers

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Mass and Supercenters deliver more Consumer Package Goods volume per store than supermarkets

$50 $52 $39

$23 $20

$9 $11 $4

C-Store

Drug

Dollar

Natural

Super Market

Mass

Super Center

Club

Average Ring – CPG products only

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Mass and Supercenter Channel Rationale

Mass and Supercenter combined account for over $130 Billion in CPG sales

Top two retailers comprise 88% of sales

Second highest trips per household after supermarkets

Strong pharmacy and international businesses provide Catalina corporate opportunity

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

Club transaction levels are second only to Supercenters and deliver the highest basket ring of any channel

27,000

19,000 17,000

13,000

8,000 7,000 7,000 7,000 3,000

Dollar

Natural

C-Store

Drug

Military

Super Market

Mass

Club

Super Center

Transactions Per Store Per Week

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Club Channel Rationale

Food is a major driver of sales comprising 59% of store revenue

High concentration – top two players make up 84% of club stores

Broadens Catalina’s household reach

Club shoppers relatively affluent

Business members comprise about 30% of total memberships

100% of transactions include a shopper card

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

Dollar and Convenience Channel are significant players in the Consumer Packaged Goods arena

Two out of every three net growth stores will be a Dollar Store

Super Markets

Mass

Military

1

60

100

1,010

2,150

2,230

5,060

-2,490

-970

Club

Natural

Super Center

C- Store

Drug

Dollar

Store Growth 2003—2008

Convenience stores are the second highest source of consumers’ CPG spending

53.4%

11.2% 12.3% 6.6% 6.8% 4.4% 0.6% 1.3% 1.4%

Military

Natural

Dollar

Drug

Mass

Club

Super Center

C- Store

Grocery

Percent of consumer CPG spending

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Dollar and Convenience Channel Rationale

Significant store count

Dollar is fastest growing channel

C-Store boasts over 130,000 locations

Small footprint means less cap ex per store

Low store staff – means less traditional in-store execution activity than other channels

Important demographic groups

Dollar delivers lower income consumers: food stamp households provide opportunity for U.S. government revenue stream

C-stores visited by hard-to-reach teens and young males

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CPG Channel Expansion Objectives and Model

Objectives:

Secure and expand relevance to CPG manufacturers by following product volume

Develop incremental revenue through pursuit of alternative channels

Business model:

Manufacturer syndication for distributed categories

Retailer fee for account specific initiatives

Third party opportunities when relevant

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CMS Long-term Opportunities and Initiatives

Channel

Mass and Supercenter

Dollar and Convenience

Club

Interim Goals

Leverage data insights to develop retailer-specific tools

Gain network rollout endorsement

Extend grocery expertise to supplement syndication with retailer event programs

Confirm business model

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New products have added over $90 Million in revenue CCM added $10 Million last year $300,000,000.00 $250,000,000.00 $200,000,000.00 $150,000,000.00 $100,000,000.00 $50,000,000.00

New Products

Base Products $-

1996

1997

1998

1999

2000

2001

2002

2003

2004

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New Product Objectives and Model

Objectives:

Develop new marketing and promotional solutions to increase revenue among current CPG manufacturers

Nurture current partner relationships by providing tools for use outside of the marketing department

Extend current manufacturer base by creating products designed to encourage new partner participation

Business model:

Models driven by individual solution requirements

Must meet specific hurdles such as segment size, growth, gross margin, low executional complexity

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CMS Long-term Opportunities and Initiatives

New products

Leverage powerful assets –printer network, manufacturer and retailer relationships –to drive profitable revenue

Interim Goals

Pilot two new products in FY06

Select additional five concepts to fill pipeline

Confirm business model and roll in FY07

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.